UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 22, 2004

Date of Report

Date of earliest event reported

INFOSPACE, INC.

(Exact name of Registrant as specified in its charter)

0-25131	DELAWARE	91-1718107
(Commission File No.)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

601 108th Avenue N.E., Suite 1200

Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL AGREEMENT

On December 22, 2004, InfoSpace, Inc. entered into a settlement agreement. The identity of the parties, a description of material relationships, and a description of the material terms and conditions of the settlement agreement are set forth in the press release dated December 23, 2004 which is filed as exhibit 99.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS.

99.1	Press Release, dated December 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2004

INFOSPACE, INC.

By:	/s/ John M. Hall
John M. Hall
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No	Description
99.1	Press Release, dated December 23, 2004.